Capital management	12 Months Ended
Dec. 31, 2024
Capital management
Capital management

24.Capital management

For the purpose of the Group’s capital management, capital includes issued capital and all other equity reserves attributable to the equity holders of the parent. The primary objective is to maintain a strong capital base so as to maintain investor, creditor and market confidence and to sustain future development of the business.

The board of directors seeks to maintain a balance between the higher returns that might be possible with higher levels of borrowing and the advantages and security afforded by a sound capital position. The Group’s capital structure is reviewed on an ongoing basis with adjustments made in light of changes in economic conditions, regulatory requirements and business strategies affecting the Group. The Group balances its overall capital structure by considering the costs of capital and the risks associated with each class of capital. In order to maintain or achieve an optimal capital structure, the Group may issue new shares from time to time, repay or obtain new borrowings or adjust the asset portfolio.

The Group monitors capital using a ratio of net debt to equity. Net debt is calculated as loans and borrowings, lease liabilities, trade and other payables, derivative financial liabilities and other financial liabilities less cash and cash equivalents. The Group’s net debt to equity ratio at 31 December 2024, 2023 and 2022 was as follows.

	31 December	31 December	31 December
US$thousand	2024	2023	2022

Loans and borrowings	403,191	448,875	786
Lease liabilities	10,233	15,806	—
Trade and other payables	51,050	87,562	927
Derivative financial liabilities	79,244	98,527	7,443
Other financial liabilities	142,039	217,616	280,996
Cash	(171,897)	(32,372)	(42)
Net debt	513,860	836,014	290,110
Equity	555,493	268,027	(19,961)
Net debt to equity ratio	0.93	3.12	(14.53)